UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM	8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 20, 2023

PPG INDUSTRIES, INC.
(Exact Name of Registrant as Specified in Charter)

Pennsylvania	001-1687	25-0730780
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
One PPG Place, Pittsburgh, Pennsylvania, 15272
(Address of Principal Executive Offices, and Zip Code)
(412) 434-3131
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
    ☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
    ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
    ☐ Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
    ☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.66 2/3	PPG	New York Stock Exchange
0.875% Notes due 2025	PPG 25	New York Stock Exchange
1.875% Notes due 2025	PPG 25A	New York Stock Exchange
1.400% Notes due 2027	PPG 27	New York Stock Exchange
2.750% Notes due 2029	PPG 29A	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
    Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
At its 2023 Annual Meeting of Shareholders, the shareholders of PPG Industries, Inc. (the “Company”) voted on the following matters:

1.    The five nominees for director were elected to serve in a class whose term expires in 2025 as follows:

Nominees	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Stephen F. Angel	173,447,360	14,794,397	503,385	16,080,651
Hugh Grant	150,603,788	37,634,639	506,714	16,080,652
Melanie L. Healey	181,738,597	6,538,069	468,478	16,080,649
Timothy M. Knavish	184,091,190	4,208,247	445,703	16,080,653
Guillermo Novo	171,470,309	16,762,583	512,246	16,080,655
The following continuing directors did not stand for re-election at the 2023 Annual Meeting (the year in which each director’s term expires is indicated in parenthesis): Michael W. Lamach (2024), Martin H. Richenhagen (2024), Catherine R. Smith (2024), Gary R. Heminger (2025), Kathleen A. Ligocki (2025), Michael H. McGarry (2025) and Michael T. Nally (2025).

2.    The proposal to approve the compensation of the Company’s named executive officers on an advisory basis was approved as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
174,601,704	13,188,479	954,954	16,080,656
3.    On the proposal to recommend the frequency of future advisory votes on the compensation of the Company’s named executive officers, the Company’s shareholders recommend that such votes be held annually as follows:

One Year	Two Years	Three Years	Votes Abstained	Broker Non-Votes
185,414,387	482,337	2,204,313	644,096	16,080,660

4.    The proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2023 was approved as follows:

Votes For	Votes Against	Votes Abstained
203,563,171	909,972	352,650
There were no broker non-votes with respect to this matter.
5.    The shareholder proposal to adopt a policy requiring an independent board chair was not approved as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
74,806,861	113,106,759	831,509	16,080,664

As of the record date of the 2023 Annual Meeting, 235,357,983 shares of common stock were issued and outstanding.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PPG INDUSTRIES, INC.
(Registrant)

Date: April 21, 2023	By:	/s/ Timothy M. Knavish
Timothy M. Knavish
President and Chief Executive Officer